UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

East Stone Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2022

East Stone Acquisition Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39233	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 202 9128

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	ESSCU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	ESSC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	ESSCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	ESSCW	The Nasdaq Stock Market LLC

Item 8.01 Other Events.

On November 9, 2022, East Stone Acquisition Corporation (“East Stone”) issued a press release announcing that its special meeting in lieu of annual meeting of shareholders (the “Meeting”), which was originally scheduled for November 7, 2022, and adjourned to November 8, 2022, has been further adjourned to 2:00 p.m. Eastern Time, on Thursday, November 10, 2022. At the Meeting, shareholders will be asked to vote on proposals to approve, among other things, its initial business combination with NWTN Inc. (“NWTN”) (the “Business Combination”).

As a result of this change, the Meeting will now be held at 2:00 p.m. Eastern Time on Thursday, November 10, 2022, via the same live webcast at https://www.cstproxy.com/eaststoneacquisition/sm2022.

Also as a result of this change, East Stone has extended the deadline for holders of East Stone ordinary shares as of the record date of October 4, 2022 to submit their publicly held shares for redemption in connection with the Business Combination to 9:00 a.m. Eastern Time on Thursday, November 10, 2022. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the Meeting by requesting the Company’s transfer agent Continental Stock Transfer & Trust Company to return such shares.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ADDITIONAL INFORMATION

NWTN has submitted with the SEC a Registration Statement on Form F-4 (as amended, the “Registration Statement”), which was declared effective on October 20, 2022 and included a proxy statement of East Stone and a prospectus in connection with the proposed transactions (the “Transactions”) involving East Stone, the Purchaser Representative, NWTN, Muse Merger Sub I Limited, Muse Merger Sub II Limited and the Company pursuant to that certain Business Combination Agreement. The definitive proxy statement and other relevant documents are being mailed to shareholders of East Stone as of a record date of October 4, 2022. SHAREHOLDERS OF EAST STONE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH EAST STONE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT EAST STONE, THE COMPANY, NWTN AND THE TRANSACTIONS. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to East Stone by contacting its Chief Financial Officer, Chunyi (Charlie) Hao, c/o East Stone Acquisition Corporation, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803, at (781) 202-9128 or at hao@estonecapital.com.

DISCLAIMER

This report hereto shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NO ASSURANCES

There can be no assurance that the proposed Transactions will be completed, nor can there be any assurance, if the Transactions are completed, that the potential benefits of combining the companies will be realized. The description of the Transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transactions, copies of which have been filed with the SEC as exhibits to the Registration Statement.

PARTICIPANTS IN THE SOLICITATION

NWTN, East Stone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of East Stone in connection with the Transactions. Information regarding the officers and directors of East Stone is set forth in East Stone’s annual report on Form 10-K, which was filed with the SEC on April 15, 2022. Additional information regarding the interests of such potential participants are included in the Registration Statement (and is included in the definitive proxy statement/prospectus for the Transactions) and other relevant documents filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; (2) references with respect to the anticipated benefits of the proposed Transactions and the projected future financial performance of East Stone and the Company’s operating companies following the proposed Transactions; (3) changes in the market for the Company’s products and services and expansion plans and opportunities; (4) the Company’s unit economics; (5) the sources and uses of cash of the proposed Transactions and concurrent private placement; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Transactions and concurrent private placement; (7) the projected technological developments of the Company and its competitors; (8) anticipated short- and long-term customer benefits; (9) current and future potential commercial and customer relationships; (10) the ability to manufacture efficiently at scale; (11) anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; and (12) expectations related to the terms and timing of the proposed Transactions. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of the Company’s and East Stone’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and East Stone. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the parties’ inability to consummate the Transactions and concurrent private placement; the risk that the Transactions disrupt current plans and operations as a result of the announcement and consummation of the Transactions described herein; the inability to recognize the anticipated benefits of the Transactions; the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions prior to the execution of the Business Combination Agreement; the ability to obtain or maintain the listing of the NWTN’s securities on The Nasdaq Stock Market, following the Transactions, including having the requisite number of shareholders; costs related to the Transactions; changes in domestic and foreign business, market, financial, political and legal conditions; the Company’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; the Company’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to the Company’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between the Company and its employees; the Company’s ability to successfully collaborate with business partners; demand for the Company’s current and future offerings; risks that orders that have been placed for the Company’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that the Company is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to the Company’s products and services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Transactions, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transactions; the outcome of any legal proceedings that may be instituted against the Company, East Stone or NWTN or other following announcement of the proposed Transactions and transactions contemplated thereby; the ability of the Company to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by the Company’s peers and competitors; and those risk factors discussed in documents of NWTN and East Stone filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither East Stone nor the Company presently know or that East Stone and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect East Stone’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. East Stone and the Company anticipate that subsequent events and developments will cause East Stone’s and the Company’s assessments to change. However, while East Stone and the Company may elect to update these forward-looking statements at some point in the future, East Stone and the Company specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by East Stone. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 9, 2022
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Stone Acquisition Corporation

Date: November 9, 2022	By:	/s/ Xiaoma (Sherman) Lu
		Name:	Xiaoma (Sherman) Lu
		Title:	Chief Executive Officer

Exhibit 99.1

EAST STONE ACQUISITION CORPORATION ANNOUNCES ADJOURNMENT OF
THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS FOR APPROVING ITS
INITIAL BUSINESS COMBINATION WITH NWTN

Burlington, MA and Dubai, UAE, Nov. 09, 2022 (GLOBE NEWSWIRE) -- East Stone Acquisition Corporation (Nasdaq: ESSC) (“East Stone”) announced today that its special meeting in lieu of annual meeting of shareholders (the “Meeting”), which was originally scheduled for November 7, 2022, and adjourned to November 8, 2022, has been further adjourned to 2:00 p.m. Eastern Time, on Thursday, November 10, 2022. At the Meeting, shareholders will be asked to vote on proposals to approve, among other things, its initial business combination with NWTN Inc. (“NWTN”) (the “Business Combination”).

As a result of this change, the Meeting will now be held at 2:00 p.m. Eastern Time on Thursday, November 10, 2022, via the same live webcast at https://www.cstproxy.com/eaststoneacquisition/sm2022.

Also as a result of this change, East Stone has extended the deadline for holders of East Stone ordinary shares as of the record date of October 4, 2022 to submit their publicly held shares for redemption in connection with the Business Combination to 9:00 a.m. Eastern Time on Thursday, November 10, 2022. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the Meeting by requesting the Company’s transfer agent Continental Stock Transfer & Trust Company to return such shares.

If shareholders have any questions or need assistance please call East Stone’s proxy solicitor, Morrow Sodali LLC, at 1-(800) 662-5200 (toll free) or by email at ESSC.info@investor.morrowsodali.com.

ABOUT NWTN

NWTN, through its primary subsidiary, ICONIQ Holding Limited (“ICONIQ” or the “Company”), is a smart electric vehicle company which aims to integrate avant-garde design, life-style personalization, IoT connectivity, and autonomous driving technology into “a passenger-centric green premium mobility solution to the world”, a vision coined by its Chief Executive Officer, Executive Director and Chairman, Nan (Alan) Wu, who has envisioned this Smart Passenger Vehicle (“SPV”) vehicle concept for the global automobile industry.

ABOUT EAST STONE

East Stone is a blank check company incorporated as a British Virgin Islands business company and incorporated for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

ADDITIONAL INFORMATION

NWTN has submitted with the SEC a Registration Statement on Form F-4 (as amended, the “Registration Statement”), which was declared effective on October 20, 2022 and included a proxy statement of East Stone and a prospectus in connection with the proposed transactions (the “Transactions”) involving East Stone, the Purchaser Representative, NWTN, Muse Merger Sub I Limited, Muse Merger Sub II Limited and ICONIQ pursuant to that certain Business Combination Agreement, dated as of April 15, 2022 (as amended on September 28, 2022 and as may be further amended and/or amended and restated, the “Business Combination Agreement”). The definitive proxy statement and other relevant documents are being mailed to shareholders of East Stone as of a record date of October 4, 2022. SHAREHOLDERS OF EAST STONE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH EAST STONE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT EAST STONE, THE COMPANY, NWTN AND THE TRANSACTIONS. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to East Stone by contacting its Chief Financial Officer, Chunyi (Charlie) Hao, c/o East Stone Acquisition Corporation, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803, at (781) 202-9128 or at hao@estonecapital.com.

DISCLAIMER

This press release hereto shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NO ASSURANCES

There can be no assurance that the proposed Transactions will be completed, nor can there be any assurance, if the Transactions are completed, that the potential benefits of combining the companies will be realized. The description of the Transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transactions, copies of which have been filed with the SEC as exhibits to the Registration Statement.

PARTICIPANTS IN THE SOLICITATION

NWTN, East Stone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of East Stone in connection with the Transactions. Information regarding the officers and directors of East Stone is set forth in East Stone’s annual report on Form 10-K, which was filed with the SEC on April 15, 2022. Additional information regarding the interests of such potential participants are included in the Registration Statement (and is included in the definitive proxy statement/prospectus for the Transactions) and other relevant documents filed with the SEC.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; (2) references with respect to the anticipated benefits of the proposed Transactions and the projected future financial performance of East Stone and the Company’s operating companies following the proposed Transactions; (3) changes in the market for the Company’s products and services and expansion plans and opportunities; (4) the Company’s unit economics; (5) the sources and uses of cash of the proposed Transactions and concurrent private placement; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Transactions and concurrent private placement; (7) the projected technological developments of the Company and its competitors; (8) anticipated short- and long-term customer benefits; (9) current and future potential commercial and customer relationships; (10) the ability to manufacture efficiently at scale; (11) anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; and (12) expectations related to the terms and timing of the proposed Transactions. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of the Company’s and East Stone’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and East Stone. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the parties’ inability to consummate the Transactions and concurrent private placement; the risk that the Transactions disrupt current plans and operations as a result of the announcement and consummation of the Transactions described herein; the inability to recognize the anticipated benefits of the Transactions; the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions prior to the execution of the Business Combination Agreement; the ability to obtain or maintain the listing of the NWTN’s securities on The Nasdaq Stock Market, following the Transactions, including having the requisite number of shareholders; costs related to the Transactions; changes in domestic and foreign business, market, financial, political and legal conditions; the Company’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; the Company’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to the Company’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between the Company and its employees; the Company’s ability to successfully collaborate with business partners; demand for the Company’s current and future offerings; risks that orders that have been placed for the Company’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that the Company is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to the Company’s products and services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Transactions, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transactions; the outcome of any legal proceedings that may be instituted against the Company, East Stone or NWTN or other following announcement of the proposed Transactions and transactions contemplated thereby; the ability of the Company to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by the Company’s peers and competitors; and those risk factors discussed in documents of NWTN and East Stone filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither East Stone nor the Company presently know or that East Stone and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect East Stone’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. East Stone and the Company anticipate that subsequent events and developments will cause East Stone’s and the Company’s assessments to change. However, while East Stone and the Company may elect to update these forward-looking statements at some point in the future, East Stone and the Company specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by East Stone. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

East Stone Acquisition Corporation
Xiaoma (Sherman) Lu
2 Burlington Woods Drive, Suite 100
Burlington, MA 01803
sherman@estonecapital.com

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